SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                       19-Jul-02

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17
(Exact name of registrant as specified in its charter)

Delaware                    333-77054-04                  13-3320910
(State or Other             (Commission                   (I.R.S. Employer
Jurisdiction                File Number)                  Identification No.)
of Incorporation)


            11 Madison Avenue
            New York, New York                                     10010
            (Address of Principal                         (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code        212-325-2000


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 1

CSFB Mortgage Backed Pass Through Certificates
Series 2002-AR17

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Class       Beg Bal         Prin          Int
Class 1-A-1  $61,120,079.95 $3,703,295.06     $222,577.90
Class 1-X    $61,120,079.95         $0.00     $107,452.68
Class 2-A-1 $274,080,842.87 $16,574,352.65  $1,233,608.05
Class 2-X   $274,080,842.87         $0.00     $262,660.81
Class C-B-1   $5,368,129.82     $6,011.08      $29,246.93
Class C-B-2   $2,492,488.52     $2,791.02      $13,579.71
Class C-B-3   $1,149,458.28     $1,287.13       $6,262.54
Class C-B-4   $1,150,456.07     $1,288.25       $6,267.98
Class C-B-5     $383,152.76       $429.04       $2,087.51
Class C-B-6     $384,392.02       $430.43       $2,094.27
Class 2-R             $0.00         $0.00           $0.01

            PPIS            Prin Loss     End Bal
Class 1-A-1           $1.06         $0.00  $57,416,784.89
Class 1-X             $0.00         $0.00  $57,416,784.89
Class 2-A-1           $0.24         $0.00 $257,506,490.22
Class 2-X             $0.00         $0.00 $257,506,490.22
Class C-B-1           $0.02         $0.00   $5,362,118.74
Class C-B-2           $0.01         $0.00   $2,489,697.50
Class C-B-3           $0.00         $0.00   $1,148,171.15
Class C-B-4           $0.00         $0.00   $1,149,167.82
Class C-B-5           $0.00         $0.00     $382,723.72
Class C-B-6           $0.00         $0.00     $383,961.59
Class 2-R             $0.00         $0.00           $0.00

            Beginning
            Current Prin        Principal
Class       Amount              Distribution
Class 1-A-1      888.2441499    53.8191405
Class 1-X        888.2441499     0.0000000
Class 2-A-1      900.0953783    54.4310141
Class 2-X        900.0952305     0.0000000
Class C-B-1      997.7936468     1.1173011
Class C-B-2      997.7936429     1.1173018
Class C-B-3      997.7936458     1.1173003
Class C-B-4      997.7936427     1.1173027
Class C-B-5      997.7936458     1.1172917
Class C-B-6      997.7936466     1.1172977
Class 2-R          0.0000000     0.0000000

                            Ending
            Interest        Current Prin       Interest
            Distribution    Amount             Rate
Class 1-A-1        3.2346737   834.4250094     0.043700000
Class 1-X          1.5615852   834.4250094     0.021096703
Class 2-A-1        4.0512314   845.6643642     0.054010705
Class 2-X          0.8625913   845.6642253     0.011500000
Class C-B-1        5.4362323   996.6763457     0.065379092
Class C-B-2        5.4362330   996.6763411     0.065379092
Class C-B-3        5.4362326   996.6763455     0.065379092
Class C-B-4        5.4362359   996.6763400     0.065379092
Class C-B-5        5.4362240   996.6763542     0.065379092
Class C-B-6        5.4362453   996.6763489     0.065379092
Class 2-R          0.2000000     0.0000000     0.054010705

i,ii,v,ix)  Monthly Advances
            Principal       Interest      Total           Unreimbursed
Group U-1   25658.36      87352.35       113010.71             0
Group U-2  104378.34     561558.91       665937.25             0

iii)  Number and aggregate Stated Prin Bal of the Mortg Loans
        Number of Loans    Ending Sched  Scheduled Prin    Prin Prep
Group U-1     169           59428640.41     79555.17       3626278.21
Group U-2     687           266410476      307915.11      16276136.17

iv) Servicing Fees
            Servicing Fee   Additional Servicing Fee
Group U-1          19729.58       6576.51
Group U-2          88435.88      29478.60

vi) Delinquency Information for all Mortgage Loans
                       Group U-1                     Group U-2
                  Count         Scheduled Bal   Count  Scheduled Balance
1 Month Delinquent   1       252540.06             5   1901301.54
2 Month Delinquent   1       238736.09             1    436173.05
3 Months or More Del 0               0             0            0

vi) Mortgage Loans in Forecl Proceedings Count       Outstanding Balance
                            Group U-1      0             0
                            Group U-2      0             0

Mortgage Loans in Bankruptcy Proceedings
            Count           Outstanding Balance
Group U-1                  0             0
Group U-2                  1     436173.05

vii) Mortgage Loans as to which the Mortg Prop is an REO Property
            Count           Book Value
Group U-1                  0             0
Group U-2                  0             0

x) Tax on prohibited transactions (Section 860F of the Code)
            Provided on the Trust Tax Return

xiii)  Number and agg Stated Prin Bal of Subs and Purchases
                       Group U-1     Group U-2
Number of Substitutions  0               0
Principal Bal of Subs    0               0
Number of Purchases      0               0
Purchase Price           0               0

xi,xiv) Cumulative Interest Shortfalls
                            Class 1-A-1                  0
                            Class 1-X                    0
                            Class 2-A-1                  0
                            Class 2-X                    0
                            Class C-B-1                  0
                            Class C-B-2                  0
                            Class C-B-3                  0
                            Class C-B-4                  0
                            Class C-B-5                  0
                            Class C-B-6                  0
                            Class 2-R                    0
                            Total                        0

xv)   Realized Losses:
                     Current       Cumulative      Prior 3 Years
Group U-1                0.00            0.00          0.00
Group U-2                0.00            0.00          0.00

                   Gross Coupon  Net Coupon      Gross Margin  Net Margin
Group U-1           6.9796713%      6.4796703%    2.8779261%   2.5029261%
Group U-2           7.0510709%      6.5510705%    2.9085469%   2.5335469%


                            Beginning                     Current Period
            Original        Current Prin  Principal       Pass-Through
Class       Face Value      Amount        Distribution    Rate
Class W     23715875.46     7588025.27    1462023.69      0.081512904


          Class Accrued    Class Net Real Loss of  Cert        Ending
          Interest         PPIS      Principal     Int         Current Prin
Class     Distributed (1)  Allocation              Shortfall   Amount
Class W  51543.49803        0            0         0.001973958 6126001.58

                   Beginning                                   Ending
                   Current Prin   Prin      Int                Curr Prin
Class       Cusip  Amt            Distrib      Distrib            Amount
Class W     N/A     319.9555202      61.6474687   2.173375304  258.3080515
            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances Principal   Interest  Total   Unreimbursed
            Class W Loans    7144.27     38514.17  45658.44


                 Number of Loans  Ending Sched   Sched Prin Principal Prepayment
Class W Fixed Rate Loans       7  2,091,118.10    8233.21    1453790.48
Class W Adjust Rate Loans     12  7,051,890.95

iv) Servicing Fee                                            2639.368216
     Additional Servicing Fee                                 734.571974

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent                      5       2,083,315
2 Month Delinquent                      1       1,442,740
3 Month Delinquent                      2         685,558

vi) Mortg Loans in Forecl Proceedings Mortg Loans in Bankruptcy Proceedings
            Count   Outstanding Bal   Count   Outstanding Balance
Class W Loan  0         0               3               907,271

vii) Mortg Loans as to which the Mortg Prop is an REO Prop
            Count           Book Value
Class W Loan 0               0

x) Tax on prohibited transactions (Section 860F of the Code)
                            Provided on the Trust Tax Return
xiii)  Number and agg Stated Prin Bal of Subs and Purchases

            Number       Principal Bal  Number
            of Subs      of Subs        of Purchases    Purchase Price
Class W Loan  0               0             0               0

xi,xiv) Cumulative Interest Shortfalls
Class W     0
xv)   Realized Losses:
            Current         Cumulative    Prior 3 Years
Class W Loan  0               0             0

              Gross Coupon    Net Coupon    Gross Margin    Net Margin
Class W Fixed 7.012508947%    6.762504710%  ^N/A            ^N/A
Class W Adjust 7.265702467%    6.765703266%  2.233191186%    1.858191186%

                     Beginning                    Current Period Class Accrued
         Original    Current Prin  Prin           Pass-Through   Int
Class   Face Value   Amount        Distrib        Rate           Distrib (1)
Class V 391384576.2     379368528     10841952.76   0.067278657   2126950.42

            Class Net       Realized Loss Certificate     Ending
            PPIS            Principal     Interest        Current Principal
Class       Allocation                   0Shortfall       Amount
Class V       205.93             0               0   368526575.2


                  Beginning                                Ending
                  Current Princ Principal     Interest     Current Prin
Class       Cusip Amount        Distribution  Distrib      Amount
Class V     N/A   969.2986159   27.70153302   5.434425753  941.5970829

            **Reimbursement Information not provided by Servicer**
i,ii,v,ix)  Monthly Advances  Principal Interest   Total       Unreimbursed
            Class V Loans     222270    1090833.6  1313103.6

iii)  Number and aggr Stated Prin Bal of the Mortg Loans
            Number of Loans Ending Sched   Scheduled Prin  Prin Prepayment
Class V Loan    1064        368526575.2    428723.62       10413229.14


iv) Servicing Fee                              79035.13326

vi) Delinquency Information for all Mortgage Loans
                            Count         Balance
1 Month Delinquent                      4       1,366,150
2 Months Delinquent                     0               0
3 Months Delinquent                     0               0


vi) Mortgage Loans in Foreclosure ProceediMortgage Loans in
	Bankruptcy Proceedings
              Count    Outstanding Balance    Count   Outstanding Balance
Class V Loan    0             0                 0            0


vii) Mortgage Loans as to which the Mortgaged Property is an REO Property

                                          Count           Book Value
                            Class V Loans                0             0

x) Tax on prohibited transactions (Section 860F of the Code)
                                          Provided on the Trust Tax Return
xiii)  Number and aggregate Stated Principal Balance of Substitutions
	and Purchases
            Number    Principal Bal   Number
            of Subs   of Subs         of Purchases     Purchase Price
Class V Loan   0        0              0                    0

xi,xiv) Cumulative Interest Shortfalls
Class V                              0.00

xv)   Realized Losses:      Current       Cumulative      Prior 3 Years
Class V Loan               0             0               0

            Gross Coupon    Net Coupon    Gross Margin    Net Margin
Class V Loan    6.978517154%  6.728517080%    0.000000000%  0.000000000%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Credit Suisse First Boston
Mortgage-Backed Pass-Through Certificates, Series 2002-AR17

   19-Jul-02                Name:         Barbara Grosse
                            Title:        Trust Officer
                                          Bank One